==============================================================================
                                SCHEDULE 14A
                                 (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934
                           (AMENDMENT NO.       )

Filed by the Registrant       [X]

Filed by a Party other than the Registrant       [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                         OHIO CASUALTY CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         OHIO CASUALTY CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (I) (4) and 0-11.

    (1) Title of each class of securities to which transaction applies: . . .

    (2) Aggregate number of securities to which transaction applies:. . . . .

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):.  . . . . .

    (4)   Proposed maximum aggregate value of transaction:. . . . . . . . . .

    (5) Total fee paid: . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: . . . . . . . . . . . . . . . . . . . . . . .

    (2) Form, Schedule or Registration Statement No.: . . . . . . . . . . . .

    (3) Filing Party: . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    (4) Date Filed: . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


==============================================================================

                          OHIO CASUALTY CORPORATION
          This Proxy is Solicited on behalf of the Board of Directors
                 ANNUAL MEETING OF SHAREHOLDERS APRIL 15, 1998


   Each undersigned shareholder of Ohio Casualty Corporation (the "Company") hereby constitutes and appoints Joseph L. Marcum and Lauren N. Patch, or either one of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held in the meeting rooms of the Hamiltonian Hotel, One Riverfront Plaza, Hamilton, Ohio, on Wednesday, April 15, 1998, at 10:30 a.m., local time, and at any adjournment thereof, all of the common shares of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, or at any adjournment thereof, as follows:

(1) TO ELECT THE FOLLOWING FOUR DIRECTORS FOR TERMS EXPIRING IN 2001 (CLASS
    II) AS SUCCESSORS TO THE CLASS OF FOUR DIRECTORS WHOSE TERMS EXPIRE IN
    1998:
   [ ] FOR all nominees listed below (except as marked to the contrary below)*

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

   WAYNE EMBRY   STEPHEN S. MARCUM   STANLEY N. PONTIUS   WILLIAM L. WOODALL

* INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

------------------------------------------------------------------------------
(2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 1998.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

(3) IN THEIR DISCRETION, TO CONSIDER AND VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR AND FOR PROPOSAL (2). IF ANY OTHER MATTERS ARE BROUGHT BEFORE THE MEETING, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S)
AS THE DIRECTORS MAY RECOMMEND.

All proxies previously given by the undersigned are hereby revoked. Receipt of the accompanying Proxy Statement and the Annual Report of the Company for the fiscal year ended December 31, 1997, is hereby acknowledged.

                                         The signature or signatures to this
                                         proxy should be the same as the name
                                         or names which appear hereon.
                                         Persons signing as attorneys,
                                         executors, administrators, trustees
                                         or guardians should give full title
                                         as such.


                                         Dated:                       , 1998
                                               -----------------------


                                         -------------------------------------


                                         -------------------------------------
                                             Signature(s) of Shareholder(s)



PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.